Exhibit 99.4

Nuvilex, INc.

INSIDER TRADING POLICY

This Insider Trading Policy (“Policy”) was adopted by the Board of Directors (“Board”) of Nuvilex, Inc. (“Company” and together with the Company’s subsidiaries, Bio Blue Bird AG, Australia Pty Ltd and Nuvilex Europe Ltd, “Nuvilex Group”) on September 19, 2014.

This Policy codifies the Company’s standards on trading and enabling the trading of the Company’s securities or securities of other publicly-traded companies while in possession of confidential information. This Policy is divided into two parts:

•	Part I prohibits trading in certain circumstances and applies to all directors, officers, consultants and employees of the Company; and

•	Part II imposes special additional trading restrictions on directors of the Company, “executive officers” of the Company as described in Rule 3b-7 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and all individuals designated as “officers” of the Company for purposes of Section 16 under the Exchange Act (“Section 16 Officers”) (collectively, “Covered Persons”). The Company can designate additional “Covered Persons” from time to time as described in Part II, Section 1.

Part I

Insider Trading Prohibition for all Directors, Officers, Consultants
and Employees of the Nuvilex Group

One of the principal purposes of the federal securities laws is to prohibit so-called “insider trading.” Simply stated, insider trading occurs when a person uses material non-public information obtained through involvement with the Company to make decisions to purchase, sell, give away or otherwise trade the Company’s securities or to provide that information to others outside the Company. The prohibitions against insider trading apply to trades, “tips” and recommendations by virtually any person, including all persons employed by the Company or its subsidiaries, if the information involved is “material” and “non-public.” These terms are defined in this Policy under Part I, Section 3 below. The prohibitions would apply to any director, officer, consultant or employee of the Company or its subsidiaries who buys or sells Company stock on the basis of material non-public information that he or she obtained about the Nuvilex Group, its customers, suppliers, consultants or other companies with which the Nuvilex Group has contractual relationships or may be negotiating transactions.

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1.               Applicability

This Policy applies to all transactions in the Company’s securities, restricted stock, options and any other securities that the Company may issue, such as preferred stock, notes, bonds and convertible securities, as well as to derivative securities relating to any of the Company’s securities, whether or not issued by the Company.

Part I of this Policy applies to all directors, officers, consultants and employees of the Nuvilex Group.

2.               General Policy: No Trading or Causing Trading While in Possession of Material Non-public Information

(a)             No director, officer, consultant or employee of the Nuvilex Group may purchase or sell any Company security, whether or not issued by the Company, while in possession of material non-public information about the Company. (The terms “material” and “non-public information” are defined in Part I, Section 3(a) and (b) below.)

(b)            No director, officer, consultant or employee of the Nuvilex Group who knows of any material non-public information about the Company may communicate that information to any other person, including family and friends.

(c)             In addition, no director, officer, consultant or employee of the Nuvilex Group may purchase or sell any security of any other company, whether or not issued by the Company, while in possession of material non-public information about that company that was obtained in the course of his or her involvement with the Nuvilex Group. No director, officer, consultant or employee of the Nuvilex Group who knows of any such material non-public information may communicate that information to any other person, including family and friends.

(d)             For compliance purposes, no director, officer, consultant or employee of the Nuvilex Group should ever trade, tip or recommend securities (or otherwise cause the purchase or sale of securities) while in possession of information that the director, officer, consultant or employee of the Nuvilex Group has reason to believe is material and non-public unless the director, officer, consultant or employee of the Nuvilex Group first consults with, and obtains the advance approval of, the Compliance Officer (which is defined in Part I, Section 3(c) below).

(e)             All directors, officers, consultants or employees of the Nuvilex Group must “pre-clear” all trading in securities of the Company in accordance with the procedures set forth in Part II, Section 3 below.

3.               Definitions

(a)             Materiality. Insider trading restrictions come into play only if the information that a director, officer, consultant or employee of the Nuvilex Group possess is “material.” Information is generally regarded as “material” if it has market significance, that is, if its public dissemination is likely to affect the market price of securities, or if it otherwise is information that a reasonable investor would want to know before making an investment decision.

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Information dealing with the following subjects is reasonably likely to be found material in particular situations:

(i)	significant changes in the Company’s prospects;

(ii)	significant write-downs in assets;

(iii)	the timelines of preclinical studies or clinical trials;

(iv)	the results of preclinical studies or clinical trials;

(v)	scientific, medical or financial data relating to the Company’s products or products under development;

(vi)	developments regarding significant litigation or government agency investigations;

(vii)	liquidity problems;

(viii)	changes in earnings estimates or unusual gains or losses in major operations;

(ix)	major changes in management;

(x)	a determination to declare a dividend;

(xi)	extraordinary borrowings;

(xii)	entry into or modification or termination of a significant contract;

(xiii)	proposed share issuances;

(xiv)	proposals, plans or agreements, even if preliminary in nature, involving mergers, acquisitions, divestitures, recapitalizations, strategic alliances, licensing arrangements, or purchases or sales of substantial assets; and

(xv)	public offerings.

Material information is not limited to historical facts, but may also include projections and forecasts. With respect to a future event, such as a merger or acquisition or development of a new product, the point at which negotiations or new product development plans are determined to be material is determined by balancing the probability that the event will occur against the magnitude of the effect the event would have on a company’s operations or stock price should it occur. Thus, information concerning an event that would have a large effect on stock price, such as a merger, may be material even if the possibility that the event will occur is relatively small. When in doubt about whether particular non-public information is material, presume it is material.

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Keep in mind that materiality is judged in hindsight, and while a development may not seem material at the time, if following its announcement to the public, the Company’s stock price increases or decreases, a plaintiff’s lawyer or the United States Securities and Exchange Commission (“SEC”) will use this fact to demonstrate materiality. If you are unsure whether information is material, you should consult with the Compliance Officer before making any decision to disclose such information (other than to persons who need to know it) or to trade in or recommend securities to which that information relates.

(b)         Non-public Information. Insider trading prohibitions come into play only when you possess information that is material and “non-public.” The fact that information has been disclosed to a few members of the public does not make it public for insider trading purposes. To be “public” the information must have been disseminated in a manner designed to reach investors generally, and the investors must be given the opportunity to absorb the information. Even after public disclosure of information about the Company, you must wait until the close of business on the second trading day after the information was publicly disclosed before you can treat the information as public.

Non-public information may include:

(i)	information available to a select group of analysts or brokers or institutional investors;

(ii)	undisclosed facts that are the subject of rumors, even if the rumors are widely circulated; and

(iii)	information that has been entrusted to the Company on a confidential basis, until a public announcement of the information has been made and enough time has elapsed for the market to respond to a public announcement of the information (normally two trading days).

As with questions of materiality, if you are not sure whether information is considered public, you should either consult with the Compliance Officer or assume that the information is “non-public” and treat it as confidential.

(c)          Compliance Officer. The Company has appointed Kenneth L. Waggoner, its Chief Executive Officer, President and General Counsel, as the Compliance Officer for this Policy. In the event that the Compliance Officer is not available or desires to effect a transaction in Company securities for which pre-clearance or approval is required under this Policy, the Chief Financial Officer of the Company shall serve as the Compliance Officer. In the event that the Compliance Officer is unavailable and such information is cleared by the Chief Financial Officer, the Compliance Officer must be informed of such clearance as soon as possible The duties of the Compliance Officer include, but are not limited to, the following:

(i)	assisting with implementation of this Policy;

(ii)	circulating this Policy to all directors, officers, consultants and employees of the Nuvilex Group and ensuring that this Policy is amended as necessary to remain up-to-date with insider trading laws;

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(iii)	notifying Covered Persons and, if appropriate, other employees of the Nuvilex Group of the Company’s imposition of a trading “blackout” period as described in Part II, Section 1 below;

(iv)	reviewing and approving Approved 10b5-1 Plans (as defined below) or revisions or amendments to such Plans, and referring such plans or revisions to such Plans to the Board or a duly appointed committee thereof for approval if required or otherwise appropriate, as described in Part II, Section 1(d) below; and

(v)	pre-clearing all trading in securities of the Company by all Covered Persons in accordance with the procedures set forth in Part II, Section 3 below.

4.            Violations of Insider Trading Laws

Penalties for trading on or communicating material non-public information can be severe, both for individuals involved in such unlawful conduct and their employers and supervisors. Penalties may include jail terms, criminal fines, civil penalties and civil enforcement injunctions. Given the severity of the potential penalties, compliance with this Policy is absolutely mandatory.

(a)           Legal Penalties. A person who violates insider trading laws by engaging in transactions in a company’s securities when he or she has material non-public information can be sentenced to a substantial jail term and required to pay a penalty of several times the amount of profits gained or losses avoided.

In addition, a person who tips others may also be liable for transactions by the tippees to whom he or she has disclosed material non-public information. Tippers can be subject to the same penalties and sanctions as the tippees. The SEC has imposed large penalties even when the tipper did not profit from the transaction.

The SEC can also seek substantial penalties from any person who, at the time of an insider trading violation, “directly or indirectly controlled the person who committed such violation,” which would apply to the Company and/or management and supervisory personnel. These control persons may be held liable for up to the greater of $1 million or three times the amount of the profits gained or losses avoided. Even for violations that result in a small or no profit, the SEC can seek penalties from a company and/or its management and supervisory personnel as control persons.

(b)          Company-imposed Penalties. Employees who violate this Policy may be subject to disciplinary action by the Company, up to and including dismissal for cause. Any exceptions to the Policy, if permitted, may only be granted by the Compliance Officer in writing and must be provided before any activity contrary to the above requirements takes place.

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Part II

Additional Trading Restrictions on Covered Persons

1.             Blackout Periods

(a)           Persons Covered. All Covered Persons are prohibited from trading in the Company’s securities during blackout periods. In addition, the Company may notify other employees of the Nuvilex Group that they are prohibited from trading in the Company’s securities during blackout periods, in which event such notified persons shall also be considered “Covered Persons”.

(b)          Quarterly Blackout Periods. Trading in the Company’s securities is prohibited during the period beginning at the close of the market on the fifteenth trading day prior to the end of each fiscal quarter and ending at the close of business on the second trading day following the date that the Company publicly discloses its financial results for the concluded fiscal quarter. During these periods, Covered Persons generally possess or may be presumed to possess material non-public information about the Company’s financial results.

(c)           Other Blackout Periods. From time to time, other types of material non-public information regarding the Company (such as negotiation of mergers, acquisitions or dispositions, new product developments, clinical trials, or other material events) may be pending and not be publicly disclosed. While such material non-public information is pending, the Company may impose special blackout periods during which all Covered Persons and certain other or all employees of the Nuvilex Group are prohibited from trading in the Company’s securities. If the Company imposes a special blackout period, it will notify all affected individuals.

(d)          Approved Rule 10b5-1 Plan. These trading restrictions do not apply to transactions by Covered Persons under a pre-existing written plan, contract, instruction or arrangement under Exchange Act Rule 10b5-1 (“Approved 10b5-1 Plan”) that:

(i)	has been reviewed and approved at least thirty days in advance of any trades thereunder by the Compliance Officer and, in the case of a director or Section 16 Officer, by the Board or a duly appointed committee thereof (or, if an Approved 10b5-1 plan is to be revised or amended, such revision or amendment has been reviewed and approved by the Compliance Officer and, in the case of a director or Section 16 Officer, by the Board or a duly appointed committee thereof), at least thirty days in advance of any subsequent trades);

(ii)	was entered into in good faith by the applicable director, officer or employee at a time when he or she was not in possession of material non-public information about the Nuvilex Group; and

(iii)	gives a third party the discretionary authority to execute such purchases and sales, outside the control of the applicable officer, director or employee, providing such third party does not possess any material non-public information about the Nuvilex Group, or explicitly specifies the security or securities to be purchased or sold, the number of shares, the prices and/or dates of transactions, or other formula(s) describing such transactions.

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(e)            Stock Option Exercises. This Policy does not apply to the exercise of a stock option for cash or as a cashless exercise. The prohibitions of this Policy do apply, however, to any sale of shares of Company stock received upon exercise of an option in the open market, regardless of whether such sale is to pay the exercise price or for tax withholding.

(f)             Net Settlement upon Vesting of Restricted Stock. This Policy does not apply to a surrender of shares to the Company or the retention and withholding from delivery to the applicable officer, director or employee of shares by the Company (i.e., a so-called “net settlement”) upon vesting of restricted stock in satisfaction of any tax withholding obligations in a manner permitted by the applicable equity award agreement or the Company plan pursuant to which the restricted stock was granted.

2.              Trading Window

Covered Persons are permitted to trade in the Company’s securities when no blackout period is in effect, subject to compliance with the pre-clearance procedure below. Generally this means that Covered Persons can trade during the period beginning on the third trading day following the date the Company’s financial results for the concluded fiscal quarter are publicly disclosed and ending on the fifteenth trading day prior to the end of each fiscal quarter. However, even during this trading window, a Covered Person who is in possession of any material non-public information should not trade in the Company’s securities until the information has been made publicly available or is no longer material. In addition, the Company may close this trading window if a special blackout period under Part II, Section 1(c) above is imposed and will re-open the trading window once the special blackout period has ended.

3.              Pre-clearance of Securities Transactions

(a)            Because Covered Persons are likely to obtain material non-public information on a regular basis, the Company requires all Covered Persons to refrain from trading, even during a trading window under Part II, Section 2 above, without first pre-clearing with the Compliance Officer, or in his absence, with the Chief Financial Officer, all transactions in the Company’s securities.

(b)            Subject to the exemptions in subsection (d) below, no Covered Person may, directly or indirectly, purchase or sell (or otherwise make any transfer, gift, pledge or loan of) any Company security at any time without first obtaining prior approval from the Compliance Officer. These procedures also apply to transactions by such person’s spouse, other persons living in such person’s household and minor children and to transactions by entities over which such person exercises control.

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(c)           The Compliance Officer shall record the date each request is received and the date and time each request is approved or disapproved. Unless revoked, a grant of permission will normally remain valid until the close of trading two business days following the day on which it was granted. If the transaction does not occur during the two-day period, pre-clearance of the transaction must be re-requested.

(d)           Pre-clearance is not required for purchases and sales of securities under an Approved 10b5-1 Plan. With respect to any purchase or sale under an Approved 10b5-1 Plan, the third party effecting transactions on behalf of the applicable Covered Person should be instructed to send duplicate confirmations of all such transactions to the Compliance Officer. In addition, pre-clearance is not required for stock option exercises and net issuances of restricted stock under the limited circumstances described in Part II, Sections 1(e) and 5(f) above.

4.            Other Prohibited Transactions for Covered Persons

(a)           Upon the Company becoming subject to the provisions of Section 306(a) of the Sarbanes-Oxley Act of 2002, directors and executive officers of the Company will be prohibited from trading in the Company’s equity securities during a blackout period imposed under an “individual account” retirement or pension plan of the Company, during which at least 50% of the plan participants are unable to purchase, sell or otherwise acquire or transfer an interest in equity securities of the Company, due to a temporary suspension of trading by the Company or the plan fiduciary.

(b)           Upon the Company becoming subject to the provisions of Section 16(b) of the Exchange Act, Section 16 Officers and directors of the Company, including each such person’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, will be prohibited from engaging in the following transactions in the Company’s securities, and the following Sections 4(b) (i)-(v) will become effective:

(i)	Short-term trading. Section 16 Officers and directors of the Company who purchase Company securities may not sell any Company securities of the same class for at least six months after the purchase. Note that in addition to this Policy, under Section 16(b) of the Exchange Act, any “short-swing profits” realized by a Section 16 Officer or director of the Company from a “matching” purchase and sale or “matching” sale and purchase of Company stock occurring within a six-month period would be subject to disgorgement to the Company. Note that under Section 16(b), the highest sale price is matched with the lowest purchase price in determining profit, and purchases and sales that result in a loss are ignored—meaning that under these rules, you could be deemed to have a profit to be disgorged even though you actually lose money on your trades in the aggregate. There is an active group of lawyers that track purchases and sales by Section 16 Officers and directors for violation of these rules. There is no defense to a violation of these rules.

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(ii)	Short sales. Covered Persons may not sell the Company’s securities short (sale of stock that the seller does not own or a sale that is completed by delivery of borrowed stock). Note that in addition to this Policy, Section 16(c) of the Exchange Act prohibits Section 16 Officers and directors of the Company from engaging in short sales.

(iii)	Options trading. Covered Persons may not buy or sell puts or calls or other derivative securities on the Company’s securities.

(iv)	Trading on margin. Covered Persons may not hold Company securities in a margin account or pledge Company securities as collateral for a loan.

(v)	Hedging. Covered Persons may not enter into hedging or monetization transactions or similar arrangements with respect to Company securities.

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ACKNOWLEDGMENT AND CERTIFICATION

The undersigned does hereby acknowledge receipt of the Company’s Insider Trading Policy. The undersigned has read and understands (or has had explained) such Policy and agrees to be governed by such Policy at all times in connection with the purchase and sale of securities and the confidentiality of non-public information.

__________________________________ (Signature)
__________________________________ (Please print name)
Date: ________________________

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